EXHIBIT 99.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003





In connection with the annual report of Classic Bancshares, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lisah M. Frazier, President and Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to
Section 906 of the Sarbanes- Oxley Act of 2002, that:

     1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 11, 2003                   /s/ Lisah M. Frazier
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                                      Lisah M. Frazier
                                      Chief Operations Officer and
                                      Chief Financial Officer